UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, Arizona	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

Effective Thursday, May 31, 2018, Glenn Brown no longer serves as a member of the Board of Directors (the “Board”) of Knight-Swift Transportation Holdings Inc., a Delaware corporation (the “Company”), due to his decision not to stand for reelection as a member of the Board to permit time to focus on his investments.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On Thursday, May 31, 2018, the Company held its Annual Meeting of Stockholders. The matters voted upon at the 2018 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company’s stockholders elected two Class I directors, each to serve a term of three years:

	For	Withheld	Broker Non-Votes
Gary Knight	155,714,936	6,169,740	5,505,803
Kathryn Munro	159,840,859	2,043,817	5,505,803

Proposal No. 2:	The Company’s stockholders approved, on an advisory, non-binding basis, the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
157,085,116	4,360,373	439,187	5,505,803

Proposal No. 3:
The Company’s stockholders approved amendments to the Company’s second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate (i) the Company’s authority to re-issue shares of multiple-vote Class B common stock that were previously held by Jerry Moyes, the founder and former Chief Executive Officer of Swift Transportation Company (“Swift”) and current director of the Company, and his family and their respective affiliates (collectively, the “Moyes Stockholders”) before the 2017 merger, pursuant to which a direct wholly owned subsidiary of Swift merged with and into Knight Transportation, Inc. (“Knight”) and the Company became Knight-Swift Transportation Holdings Inc. and (ii) the terms and provisions associated with the Class B common stock:

For	Against	Abstain
161,776,219	25,882	82,575

Proposal No. 4:
The Company’s stockholders, excluding the Moyes Stockholders, approved amendments to the Company’s Certificate of Incorporation to eliminate legacy provisions that require a majority vote of its stockholders, excluding the Moyes Stockholders, to approve certain corporate actions:

For	Against	Abstain	Broker Non-Votes
123,086,304	63,026	133,644	5,505,803

The Company’s stockholders, including the Moyes Stockholders, approved amendments to the Company’s Certificate of Incorporation to eliminate legacy provisions that require a majority vote of its stockholders, excluding the Moyes Stockholders, to approve certain corporate actions:

For	Against	Abstain	Broker Non-Votes
161,688,006	63,026	133,644	5,505,803

Accordingly, the amendments were approved as required by the Certificate of Incorporation and applicable law.

Proposal No. 5:
The Company’s stockholders, excluding the Moyes Stockholders, approved amendments to the Company’s by-laws to eliminate legacy provisions that require a majority vote of its stockholders, excluding the Moyes Stockholders, to amend certain provisions of the by-laws:

For	Against	Abstain	Broker Non-Votes
123,081,936	62,300	138,738	5,505,803

Proposal No. 6:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

For	Against	Abstain
167,278,819	78,498	33,162

Proposal No. 7:	The Company’s stockholders voted against a stockholder proposal regarding an independent Board chairperson:

For	Against	Abstain	Broker Non-Votes
49,191,665	112,560,282	132,729	5,505,803

ITEM 8.01	OTHER EVENTS

On June 1, 2018, the Board approved the repurchase of up to $250 million of the Company’s outstanding Class A common stock (the “Knight-Swift Repurchase Plan”).  With the adoption of the Knight-Swift Repurchase Plan, the Company terminated the $150 million repurchase plan previously approved by Swift’s Board of Directors in February 2016 (the “Swift Repurchase Plan”) prior to the merger of Knight and Swift on September 8, 2017.  The Company has purchased no shares of its Class A common stock under the Swift Repurchase Plan between September 8, 2017 and June 1, 2018.  When terminated, the Swift Repurchase Plan had approximately $62.9 million in remaining purchase authorization.

The Company intends to repurchase shares of Class A common stock under the Knight-Swift Repurchase Plan when it is opportune to do so, using a variety of methods, which may include but is not limited to open market purchases, block trades, the implementation of a 10b5-1 plan, and/or any other available methods in accordance with Securities and Exchange Commission and other applicable legal requirements.  The timing, prices, and volume of purchases will depend upon prevailing stock prices, the Company’s leverage ratio, general economic and market conditions, and other considerations. The Knight-Swift Repurchase Plan does not obligate the Company to repurchase or otherwise acquire any of its Class A common stock, nor does the Company have any immediate plans to repurchase any shares of its Class A common stock.  The Knight-Swift Repurchase Plan may be suspended or discontinued at any time, at the Board’s discretion.

The information in Item 8.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  In Item 8.01 of this report, the statements regarding the Knight-Swift Repurchase Plan are forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	June 5, 2018	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer